SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 1998


                              JP Foodservice, Inc.
               (Exact Name of Registrant as Specified in Charter)





          Delaware                    0-24954             52-1634568
-----------------------------     -------------      ---------------------
(State or Other Jurisdiction       (Commission          (IRS Employer
     of Incorporation)             File Number)       Identification No.)







              9830 Patuxent Woods Drive
                 Columbia, Maryland                            21046
       ----------------------------------------              ----------
       (Address of Principal Executive Offices)              (ZIP Code)









        Registrant's telephone number, including area code (410) 312-7100




          (Former Name or Former Address, if Changed Since Last Report)



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



     Item  5.     Other Events

     In response to this Item 5, attached as Attachment A is a press release announcing the resignation of Mark Van Stekelenburg as Director and President of the Registrant. On January 22, 1998, the Board of Directors elected James L. Miller as President of the Registrant.

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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JP Foodservice, Inc.



                                    /s/ Lewis Hay III
                                    ----------------------------
                                    Lewis Hay, III,
                                    Executive Vice President and
                                    Chief Financial Officer


Date:  January 28, 1998

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


                                                                    Attachment A
<JP Logo>
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JP FOODSERVICE, INC.                               News Release
9830 Patuxent Woods Drive                          For More Information Contact:
Columbia, MD  21046                                Lewis Hay, III
(410) 312-7100                                     Chief Financial Officer


                 JP FOODSERVICE, INC. AND MARK VAN STEKELENBURG
                  ANNOUNCE RESIGNATION OF MR. VAN STEKELENBURG
                            AS DIRECTOR AND PRESIDENT

     COLUMBIA, MD, January 22, 1998/PRNewswire/ -- JP Foodservice, Inc. ("JP Foodservice") (NYSE: JPF) and Mark Van Stekelenburg jointly announced today that Mr. Van Stekelenburg has resigned from his positions as Director, Vice Chairman of the Board, and President of JP Foodservice effective on January 6, 1998.

     Mr. Van Stekelenburg, formerly Chairman, President and Chief Executive Officer of Rykoff-Sexton, Inc., was named Vice Chairman and President of JP Foodservice in connection with the Company's merger of Rykoff-Sexton, Inc.

     Commenting on Mr. Van Stekelenburg's decision, Jim Miller, JP Foodservice Chairman and CEO, stated: "We appreciate the great spirit of cooperation Mark has displayed over the past six months in helping with the transition involved in the merger of our two companies. We wish Mark every success in his new endeavors."

     Mr. Van Stekelenburg stated: "Although I am leaving JP Foodservice management at a very exciting phase of its corporate history, this move will free me to pursue other opportunities. I am confident that the management team in place at JP Foodservice has the skills and expertise to carry out the integration plan that we've put in place and will successfully lead the company going forward. I will be working closely with them to ensure that the transition goes smoothly."

     JP Foodservice is a leading distributor of food and related products to restaurants and institutional foodservice establishments across the United States. JP Foodservice markets and distributes more than 40,000 national, private label, and signature brand items to over 130,000 foodservice customers, including restaurants, hotels, healthcare facilities, cafeterias and schools, and employs more than 12,000 foodservice professionals. The Company's diverse customer base encompasses both independent and chain businesses, including Old Country Buffet, Perkins Family Restaurants, Subway, Eurest Dining Services, Cheesecake Factory, Kindercare, Pizzeria Uno, and Ruby Tuesday.





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